                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CASH ACCOUNT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                  September 1997

Kemper

Important News

                                             for Cash Account Trust Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?

A Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on a Rule 12b-1 plan (the provisions of which are the same as in the current Rule 12b-1 plan), the election of trustees to the Board of Trustees, the selection of independent auditors, and a change in investment policies to permit a master/feeder fund structure in the future.

Q WHAT IS SCUDDER?

A Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.

Q WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. The Zurich/Scudder transaction is such a change of control and requires a fund shareholder vote upon a new investment management agreement. A vote upon the Rule 12b-1 distribution plan with your Fund is also required.

Q HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A Your Fund and your Fund investment will not change. You will still

    [KEMPER LOGO]
own the same shares in the same Fund. If the new investment management agreement and Rule 12b-1 plans are approved, your Fund shares will not change, the advisory fees charged to your Fund will not change, and the fee rate payable under your Fund's 12b-1 plan will not change.

Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

Q WILL THE INVESTMENT
ADVISORY AND RULE 12B-1 FEES
BE THE SAME?

A Yes, the investment advisory and Rule 12b-1 fees paid by your Fund will remain the same.

Q WHAT IS A MASTER/FEEDER FUND?

A Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds managed by its investment manager for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.

Q HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A ZKI--not your Fund--is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q WHOM DO I CALL FOR MORE INFORMATION?

A Please call Shareholder Services at 1-800-537-1988.
                              ABOUT THE PROXY CARD

[PROXY CARD SAMPLE]   Because each Fund must vote separately, you are being
                      sent a proxy card for each Fund account that you have.
Please vote all issues shown on each proxy card that you receive.

 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

                               CASH ACCOUNT TRUST
================================================================================

CASH ACCOUNT TRUST

  Government Securities Portfolio
  Money Market Portfolio
  Tax Exempt Portfolio

(LOGO)Printed on recycled paper

CASH ACCOUNT TRUST
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

                                                                          , 1997

Dear Cash Account Trust Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager, Zurich Kemper Investments, Inc. ("ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement and a new Rule 12b-1 Plan.

If the new investment management agreement and Rule 12b-1 Plan are approved, your Fund shares will not change, the advisory fees charged to your Fund will not change, and the fee rate payable under your Fund's Rule 12b-1 Plan will not change. Further, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
President                                                         [KEMPER LOGO]

CASH ACCOUNT TRUST
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT

                                                                          , 1997

To the Shareholders:

You are invited to attend a special meeting of shareholders of Cash Account Trust (the "Fund"). The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Fund, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect nine (9) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

4. To approve or disapprove a new Rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. ("ZKDI").

5. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

The Board of Trustees of the Fund has selected the close of business on September 15, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Fund for voting at the special meeting of shareholders of the Fund to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or
about             , 1997.

The Fund is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment of objective and policies and operates independently for purposes of investments, dividends and redemptions. The series of the Fund are: Money Market Portfolio ("MMP"), Government Securities Portfolio ("GSP") and Tax-Exempt Portfolio ("TEP").

The shareholders of the Fund are being asked to vote on five items. On Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), the Fund will vote in the aggregate and not by series. On Item 3 (approval of new investment management agreement), Item 4 (approval of new Rule 12b-1 Plan) and
Item 5 (approval of a change in the Fund's fundamental investment policies to permit a master/feeder fund), each series will vote separately. The Board recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The Board of the Fund has fixed the close of business on September 15, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of September 15, 1997, shares of the Fund were issued and outstanding as follows:

SERIES                                          SHARES
------                                          ------
MMP...........................................
GSP...........................................
TEP...........................................

INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a

Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Fund's current investment management agreement with ZKI. As required by the 1940 Act, the current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between the Fund and SKI is being proposed for approval by shareholders of the Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

ITEM 1.  ELECTION OF BOARD OF TRUSTEES

At the Meeting, nine (9) trustees are to be elected to constitute the Board of the Fund. All the nominees, except Messrs. Daniel Pierce and Edmond Villani, were elected to the Board of the Fund at a special meeting of shareholders held on September 19, 1995.

It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as trustee will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"). If the Transaction is not consummated, the current trustees of the Fund will continue to serve as the Fund's Board (which are those identified as such below, along with Mr. Stephen B. Timbers, the president and chief executive officer at ZKI). Since the Fund does not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

        NAME (DATE OF BIRTH), PRINCIPAL           YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS                 A TRUSTEE
------------------------------------------------  -----------------
David W. Belin (06/20/28)                             1989
Member, Belin Lamson McCormick Zumbach Flynn,
P.C. (attorneys)
Lewis A. Burnham (01/08/33)                           1989
Director, Management Consulting Services,
McNulty & Company; formerly, Executive Vice
President, Anchor Glass Container Corporation
Donald L. Dunaway (03/08/37)                          1989
Retired; formerly, Executive Vice President,
A.O. Smith Corporation

        NAME (DATE OF BIRTH), PRINCIPAL           YEAR FIRST BECAME
          OCCUPATION AND AFFILIATIONS                 A TRUSTEE
------------------------------------------------  -----------------
Robert B. Hoffman (12/11/36)                          1989
Senior Vice President and Chief Financial
Officer, Monsanto Company; formerly, Vice
President, FMC Corporation; prior thereto,
Director, Executive Vice President and Chief
Financial Officer, Staley Continental, Inc.
Donald R. Jones (01/17/30)                            1989
Retired; Director, Motorola, Inc.; formerly,
Executive Vice President and Chief Financial
Officer, Motorola, Inc.
Shirley D. Peterson (09/03/41)                        1995
President, Hood College; formerly, partner,
Steptoe & Johnson (attorneys); prior thereto,
Commissioner, Internal Revenue Service; prior
thereto, Assistant Attorney General, U.S.
Department of Justice; Director, Bethlehem Steel
Corp.
*Daniel Pierce (03/18/34)                           Nominee
Chairman of the Board and Managing Director,
Scudder; Director, Fiduciary Trust Company;
Director, Fiduciary Company Incorporated; Board
member of 14 investment companies advised by
Scudder.
William P. Sommers (07/22/33)                         1989
President and Chief Executive Officer, SRI
International; formerly, Executive Vice
President, Iameter; prior thereto, Senior Vice
President and Director, Booz, Allen & Hamilton,
Inc. (Retired); Director, Rohr, Inc.;
Therapeutic Discovery Corp.; and Litton
Industries.
*Edmond D. Villani (03/04/47)                       Nominee
President, Chief Executive Officer and Managing
Director, Scudder.

---------------

* Interested persons of Scudder as defined in the Investment Company Act of 1940.

All the nominees, except Messrs. Pierce and Villani, serve as board members of twenty-six Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of thirty-nine Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.

The Board of Trustees of the Fund has a nominating committee, the members of which are Messrs. Burnham and Sommers, and Ms. Peterson. It proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating committee met times during the Fund's fiscal year ended April 30, 1997. Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the Fund.

The Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones.
The audit committee met        times during the Fund's fiscal year ended April
30, 1997. The audit committee of the Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of the Fund assigns.

The Board of the Fund met        times during the Fund's fiscal year ended April
30, 1997. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he or she was a member that were held during that period.

The Fund pays trustees who are not interested persons of the Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which ZKI or its affiliates serve as investment manager. Trustees or officers who are "interested persons" receive no compensation from the Fund.

The table below shows, for each trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued by the Fund for its fiscal year ended April 30, 1997 and the total compensation that Kemper Funds paid to each trustee during the calendar year 1996.

                                                             TOTAL
                                      AGGREGATE          COMPENSATION
                                     COMPENSATION        KEMPER FUNDS
NAME OF TRUSTEE                    PAID BY THE FUND   PAID TO TRUSTEES(2)
---------------                    ----------------   -------------------
David W. Belin(1)................       $4,000             $143,400
Lewis A. Burnham.................        3,000               88,800
Donald L. Dunaway (1)............        3,700              141,200
Robert B. Hoffman................        3,400               92,100
Donald R. Jones..................        3,500               92,100
Shirley D. Peterson .............        3,400               89,800
William P. Sommers...............        3,200               87,500

---------------

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund.
(2) Includes compensation for service on the boards of 26 Kemper Funds with fund portfolios. Each trustee currently serves as trustee of 26
    Kemper Funds with        fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms of office indicated, is set forth below.

Philip J. Collora (11/15/45), vice president of the Fund since 11/28/89, and secretary of the Fund since 01/25/95, is senior vice president and assistant secretary of ZKI.

Jerome L. Duffy (06/29/36), treasurer of the Fund since 09/07/89, is senior vice president of ZKI.

Charles R. Manzoni, Jr. (01/23/47), vice president of the Fund since 09/04/96, is executive vice president, secretary and general counsel of ZKI; secretary ZKI Holding Corp.; secretary ZKI Agency, Inc., and formerly, Partner Gardner, Carton & Douglas (attorneys).

John E. Neal (03/09/50), vice president of the Fund since             , is
president of Kemper Funds Group, a unit of ZKI, and director of ZKI, Zurich Kemper Value Advisors, Inc. ("ZKVA") and Zurich Kemper Distributors, Inc. ("ZKDI").

Robert C. Peck, Jr. (10/01/46), vice president of the Fund since             ,
is executive vice president and chief investment officer -- fixed income of ZKI and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.

Frank J. Rachwalski, Jr. (03/26/45), vice president of the Fund since 11/28/89, is senior vice president of ZKI.

John W. Stuebe (01/07/49), vice president of the Fund since 01/23/92, is vice president of ZKI.

Stephen B. Timbers (08/08/44), president of the Fund since 03/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation. Mr. Timbers is also trustee of the Fund.

Elizabeth C. Werth (10/01/47), assistant secretary of the Fund since 03/17/90, is vice president, ZKI and vice president and director of state registrations, ZKDI.

The officers of the Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Board of the Fund will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS

Set forth in Exhibit A is the number of shares of each Fund owned beneficially
by each trustee and nominee as of             , 1997.

As of             , 1997, no person is known to the Fund to own beneficially more than five percent of the shares of any class of the Fund, except as shown in Exhibit A.

ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

A majority of the members of the Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for the Fund since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of the Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3.  NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for the Fund. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be combined with SKI.

As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement with ZKI. As required by the 1940 Act, the current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between the Fund and SKI is being proposed for approval by shareholders of the Fund. (Depending on the timing of the combination of the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action required on the part of shareholders of the Fund. SKI or ZKI, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit B.

BOARD OF TRUSTEES RECOMMENDATION

The Board of the Fund met on June 30, 1997, August 1-2, 1997, August 18, 1997, and September 15, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Fund by ZKI and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 15, 1997 the Board of the Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of the Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

The current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

For the services and facilities furnished, the Fund pays an investment management fee, payable monthly, at the annual rate shown below. The annual management fee rate is a percentage of average daily net assets payable under the current management agreement for the Fund. The investment management fee and the expense limitation are computed based on average daily net assets of all series of the Fund in the aggregate and allocated among the series based upon the relative net assets of each series. Exhibit G shows the management fees paid by the Fund of ZKI for the Fund's fiscal year ended April 30, 1997.

APPLICABLE ASSETS                                  MANAGEMENT FEE
-----------------                                  --------------
$0 -- $500 million...............................     .22 of 1%
$500 million -- $1 billion.......................     .20 of 1%
$1 billion -- $2 billion.........................    .175 of 1%
$2 billion -- $3 billion.........................     .16 of 1%
$3 billion and over..............................     .15 of 1%

The management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses and broker commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. Currently, there are no state expense limitations in effect. ZKI has agreed to temporarily waive fees and absorb expenses in addition to the limitation described above. The amounts of waived fees and absorbed expenses for the fiscal year ended April 30, 1997 are included in Exhibit G.

The management agreement provides that the Fund's investment manager shall not be liable for any error or judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated for the Fund or series thereof without penalty upon sixty (60) days written notice by neither party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for the Fund since it commenced public offering of its shares as shown below. Also shown is the date of the current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of the Fund, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.

                                                    APPROVAL OF CURRENT       CURRENT
                      COMMENCEMENT     DATE OF         AGREEMENT BY          AGREEMENT
                      OF INVESTMENT    CURRENT    -----------------------   CONTINUED BY
FUND                   OPERATIONS     AGREEMENT   TRUSTEES   SHAREHOLDERS   TRUSTEES TO
----                  -------------   ---------   --------   ------------   ------------
MMP                      12/03/90     01/04/96    09/15/97   09/19/95(a)      12/01/98
GSP                      12/03/90     01/04/96    09/15/97   09/19/95(a)      12/01/98
TEP                      12/03/90     01/04/96    09/15/97   09/19/95(a)      12/01/98

---------------
(a) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

NEW INVESTMENT MANAGEMENT AGREEMENT

The new investment management agreement for the Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than SKI as investment manager, will compute the net asset value for the Fund. SFAC will not charge the Fund for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, the expense limitation has been deleted because there are no longer any state expense limitations in effect.

The new management agreement for the Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of the Fund was informed of the Transaction. Thereafter, the Board was given extensive information about the Transaction and Scudder. The Board met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, SKI and the Fund. Throughout the process, the Independent Trustees of the Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Board met on June 30, 1997, August 1-2, 1997, August 18, 1997 and September 15, 1997 to consider the Transaction and its effects on the Fund. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 15, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

In connection with its review, the Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Fund and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Fund. The Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Board of the Fund obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Board such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in the Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse effect upon the Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Board of decisions materially affecting the SKI organization as they relate to the Fund. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1 -- "Election of Board of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Independent Trustees, and Zurich has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

In evaluating the new management agreement, the Board took into account that the fees and expenses payable by the Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. The Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. The Board also considered Scudder's representation that the Fund's shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. The Board noted that, in previously approving the continuation of the current management agreement, the Board had considered a number of factors, including the nature and quality of services provided by ZKI; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Fund; fall-out benefits to ZKI from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of ZKI; and the potential benefits to ZKI and to the Fund and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide the Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreement, at its meeting on September 15, 1997, the Board of the Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4.  NEW RULE 12B-1 DISTRIBUTION PLAN

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement") Zurich Kemper Distributors, Inc. ("ZKDI"), serves as distributor, administrator and principal underwriter to the Fund to provide information and services for existing and potential shareholders. Since the distribution agreement provides for fees that are used by ZKDI to pay for distribution and administration services, the agreement and the plan contained therein are approved and reviewed in accordance with Rule 12b-1.

Consummation of the Transaction may constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Rule 12b-1 Plan, which provides for its automatic termination in the event of its assignment. In anticipation of the Transaction a new Rule 12b-1 Plan is being submitted for shareholder approval of the Fund's shareholders. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan for the Fund is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.

On September 15, 1997, the Board of the Fund, including a majority of the "non-interested" trustees, voted unanimously to approve the new Rule 12b-1 Plan for the Fund, and directed that it be submitted to the shareholders of the Fund at the Meeting, along with a recommendation that they approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a series of the Fund, it will become effective for that series and will replace the current Rule 12b-1 Plan upon consummation of the Transaction.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE NEW RULE 12B-1 PLAN DESCRIBED BELOW IS ON THE SAME TERMS AS THE CURRENT RULE 12B-1 PLAN FOR THE FUND.

Under the Fund's new Rule 12b-1 Plan, ZKDI shall appoint various financial services firms, such as broker-dealers or banks, to provide cash management services for their customers or clients through the Fund. The firms are to provide services for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. For its services under the distribution agreement, ZKDI receives a fee, payable monthly, at the annual rate of .60 of 1% average daily net assets of MMP and GSP and .50 of 1% of average daily net assets of TEP. The fees are accrued daily as an expense of the Fund.

As principal underwriter for the Fund, ZKDI acts as agent of the Fund in the sale of its shares. ZKDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders and ZKDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. ZKDI also pays for supplemental literature and advertising costs.

ZKDI has related services agreements with various broker-dealer firms to provide cash management and other services for Fund shareholders. ZKDI also has services agreements with banking firms to provide such services, except for certain underwriting or distribution services which the banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. ZKDI normally pays such firms at a maximum annual rate of .60 of 1% of average daily net assets of those accounts in MMP and GSP that they maintain and service and .50 of 1% of average daily net assets of those accounts of TEP that they maintain and service. ZKDI may in its discretion pay certain firms additional amounts. ZKDI may elect to keep a portion of the total distribution fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.

The table below shows, for each series, the date the 12b-1 Plan was adopted, the date last approved by the trustees and the date to which it continues.

                                           RULE 12B-1 PLAN
                                -------------------------------------
                                  DATE     APPROVED BY       DATE
FUND                            ADOPTED     TRUSTEES     CONTINUED TO
----                            --------   -----------   ------------
MMP...........................  01/04/96    09/15/97       12/01/98
GSP...........................  01/04/96    09/15/97       12/01/98
TEP...........................  01/04/96    09/15/97       12/01/98

Since the fees payable to ZKDI under the distribution agreement are based upon percentages of the average daily net assets as provided above and not upon the actual expenditures of ZKDI, the expenses of ZKDI, which may include overhead expense, may be more or less than the fees received by it under the distribution agreement. If the distribution agreement is terminated in accordance with its terms, the obligation of the Fund to make payments to ZKDI pursuant to the distribution agreement will cease and the Fund will not be required to make any payment past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by ZKDI in excess of its fees under the distribution agreement, if for any reason the distribution agreement is terminated in accordance with its terms. Future fees under the distribution agreement may or may not be sufficient to reimburse ZKDI for its cumulative expenses incurred. Shown below are the amounts paid by each series to ZKDI under the distribution agreement.

                                                 RULE 12B-1 PLAN FEES
                                       FISCAL        PAID BY FUND
FUND                                  YEAR END          ($000)
----                                  --------   --------------------
MMP.................................  04/30/97           $
GSP.................................  04/30/97           $
TEP.................................  04/30/97           $

The new Rule 12b-1 Plan will be in effect for an initial term ending on the same date as would the current Rule 12b-1 Plan but for the Transaction and may continue thereafter from year to year for a series if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that series, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, ZKDI will prepare reports to the Board of the Fund on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.

In approving the new Rule 12b-1 Plan, the Board of the Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would
(i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (ii) facilitate distribution of the Fund's shares, (iii) help maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing factors, the Board of the Fund voted unanimously to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

ITEM 5. CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A MASTER FUND/FEEDER FUND STRUCTURE

For greater investment flexibility, ZKI has recommended that each series of the Fund (for this purpose each Series being referred to as a "Fund") make certain changes to its fundamental investment policies to permit the Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company managed by the same investment manager or an affiliate and having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The proposed fundamental investment policies are set forth in Exhibit D.

The proposed changes to each Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, the Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While the Board has not determined that any Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board believes it could be in the best interests of some or all Funds at some future date, and in that case the Board could do so without further approval by shareholders.

If the proposed changes in the investment policies are approved by shareholders of a Fund, the Fund's Board could vote at some time in the future to convert that Fund into a Feeder Fund under which all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)

Under the Declaration of Trust, the affirmative vote of the shareholders of the affected series entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of the Declaration of Trust, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 5 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

If a Fund invests substantially all of its assets in a Master Fund, the Fund will no longer require active portfolio management services. For this reason, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, like including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the Board.

MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If the Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

The Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that the Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided the Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.

The Board of the Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting a Master Fund/Feeder Fund structure.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 86 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit E.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Stephen B. Timbers, Chief        President, Chief Executive
Executive Officer and Director   Officer and Chief Investment
222 South Riverside Plaza        Officer, ZKI
Chicago, Illinois 60606
John E. Neal, Director           President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II, Director  President, Kemper Retirement
222 South Riverside Plaza        Plans Group
Chicago, Illinois 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. IFTC also is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent.

IFTC receives an annual fee as custodian for the Fund, payable monthly, on a graduated basis ranging from $.40 to $.05 per $1,000 of average monthly net assets of the Fund plus certain transaction charges and out-of-pocket expense reimbursement. (The effective custodian fee rate is based upon the average net assets of all Kemper Funds of the money market type for which IFTC serves as custodian.) IFTC receives as transfer agent, and pays to ZKSC, annual account fees of a maximum of $13 plus out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund.

For the most recently completed fiscal year IFTC remitted shareholder service fees to ZKSC as set forth in Exhibit G. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.

PORTFOLIO TRANSACTIONS. ZKI is the investment manager for the Fund and ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

ZKI, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There are normally no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

The Fund did not pay any brokerage commissions during its fiscal year ended April 30, 1997.

SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Adviser. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $22 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.

Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 46 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $7 billion) comprises closed-end, offshore, variable life insurance and other kinds of funds.

The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit F.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Daniel Pierce, Director          Chairman of the Board and
Two International Place          Managing Director, Scudder
Boston, Massachusetts 02110
Edmond D. Villani, Chief         President, Chief Executive
Executive Officer and Director   Officer and Managing Director,
345 Park Avenue                  Scudder
New York, New York 10154
Stephen R. Beckwith, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Lynn S. Birdsong, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
                                 Managing Director, Scudder
Nicholas Bratt, Director
345 Park Avenue
New York, New York 10154
E. Michael Brown, Director       Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Mark S. Casady, Director         Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Linda C. Coughlin, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110
Margaret D. Hadzima, Director    Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Jerard K. Hartman, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Richard A. Holt, Director        Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois
John T. Packard, Director        Managing Director, Scudder
101 California Street
San Francisco, California
Kathryn L. Quirk, Director       Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Cornelia M. Small, Director      Managing Director, Scudder
345 Park Avenue
New York, New York 10154
Stephen A. Wohler, Director      Managing Director, Scudder
Two International Place
Boston, Massachusetts 02110

After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Lynn Birdsong, Director          Senior Executive Officer --
345 Park Avenue                  International Operations, SKI
New York, New York 10154
Lawrence Cheng, Director         Member of Corporate Executive
Mythenquai 2                     Board and Chief Investment
8002 Zurich, Switzerland         Officer for Investments and
                                 International Asset Management,
                                 Zurich
Steven Gluckstern, Director      Member of Corporate Executive
Mythenquai 2                     Board and responsible for
8002 Zurich, Switzerland         Reinsurance, Structured
                                 Finance, Capital Market
                                 Products and Strategic
                                 Investments, Zurich
Rolf Hueppi, Director            Chairman and Chief Executive
Mythenquai 2                     Officer, Zurich; Chairman of
8002 Zurich, Switzerland         Board of Directors, SKI
Markus Rohrbasser, Director      Chief Financial Officer and
Mythenquai 2                     Member of Corporate Executive
8002 Zurich, Switzerland         Board, Zurich
Cornelia Small, Director         Senior Executive Officer --
345 Park Avenue                  Investment Management, SKI
New York, New York 10154
Edmond Villani, Chief Executive  Chief Executive Officer, SKI
Officer and Director
345 Park Avenue
New York, New York 10154

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of the Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the Shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for the Fund and FOR Items 2, 3, 4 and 5. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of the Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement) and Item 4 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 5 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of more than 50% of the shares of the Fund.

On Items 1 and 2, the Fund will vote in the aggregate and not by series. On Items 3, 4 and 5, each series of the Fund will vote separately.

The Declaration of Trust of the Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for the Fund. Thus, the meeting could not take place on its scheduled date if less than 30% of the shares of the Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for the Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4 and 5, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of the Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Philip J. Collora,
Secretary

                                 EXHIBIT INDEX

Shareholdings.......................................  Exhibit A
(Trustees and Officers)
(Holders of more than 5% of any Series of the Fund's
shares)
Form of Investment
Management Agreement................................  Exhibit B
Form of Administration, Shareholder Services
and Distribution Agreement..........................  Exhibit C
Proposed Fundamental
Investment Policies.................................  Exhibit D
Kemper Funds and
Management Fees.....................................  Exhibit E
Scudder Funds and
Fee Rates...........................................  Exhibit F
Fees and Expenses...................................  Exhibit G

                                                                       EXHIBIT A

                                 SHAREHOLDINGS

TRUSTEES AND OFFICERS.  Listed below is the number of shares of the Fund owned
beneficially by each trustee and nominee as of             , 1997. Also shown is
the number of shares owned beneficially by the trustees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of such series of the Fund.

                                                                                                                       TRUSTEES AND
                                                                                                                         OFFICERS
SERIES                 BELIN   BURHNAM   DUNAWAY   HOFFMAN   JONES   PETERSON   PIERCE   SOMMERS   TIMBERS   VILLANI    AS A GROUP
------                 -----   -------   -------   -------   -----   --------   ------   -------   -------   -------   ------------
MMP..................
GSP..................
TEP..................

HOLDERS OF MORE THAN 5% OF ANY SERIES OF THE FUND'S SHARES.  As of             ,
1997, no person is known to the Fund to own beneficially more than five percent of the Shares of any series of the Fund except as shown below:

                                               NUMBER
SERIES                      NAME AND ADDRESS  OF SHARES   % OF SERIES
------                      ----------------  ---------   -----------


                                                                       EXHIBIT B

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

                               CASH ACCOUNT TRUST
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

Cash Account Trust (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares
of beneficial interest, par value $          per share, (the "Shares") in
separate series, or funds. The Board of Trustees has authorized the Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio (each a "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of each Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of each Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(a) The Declaration dated             , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated             , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of each Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. Each Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing each Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Funds' investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of each Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of each Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of each Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Funds or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including each Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of a Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of a Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Funds shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of .22 of 1 percent of the average daily net assets as defined below of all of the Funds for such month; provided that, for any calendar month during which the average of such values exceeds $500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $500,000,000 shall be 1/12 of
 .20 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1 billion, the fee payable for that month based on the portion of the average of such values in excess of $1 billion shall be 1/12 of .175 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds

$2 billion, the fee payable for that month based on the portion of the average of such values in excess of $2 billion shall be 1/12 of .16 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $3 billion, the fee payable for that month based on the portion of the average of such values in excess of $3 billion shall be 1/12 of
 .15 of 1 percent of such portion; (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Funds and unpaid.

The "average daily net assets" of a Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of a Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of a Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of a Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of each Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for each Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of a Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever a Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. Each Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT.  This Agreement shall remain in
force for each Fund until             , 19 , and continue in force from year to
year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to a Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Cash Account Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of each Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                           Yours very truly,

                           CASH ACCOUNT TRUST

                           By:
                               ---------------------------------------
                               President

The foregoing Agreement is hereby accepted as of the date hereof.

                           SCUDDER KEMPER INVESTMENTS, INC.

                           By:
                               ---------------------------------------
                               President

                                                                       EXHIBIT C

                                    FORM OF
                    ADMINISTRATION, SHAREHOLDER SERVICES AND
                             DISTRIBUTION AGREEMENT

AGREEMENT made this        day of             , 199 , by and between CASH
ACCOUNT TRUST, a Massachusetts business trust (the "Fund"), and ZURICH KEMPER DISTRIBUTORS, INC., a Delaware corporation ("ZKDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints ZKDI to act as administrator, distributor and principal underwriter for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which ZKDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund.

ZKDI shall appoint various broker-dealers and other financial services firms ("Firms") to provide a cash management service for their clients through the Fund. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and services to potential and existing shareholders of the Fund and to assist the Fund's shareholder service agent in servicing accounts of the Firm's clients who own Fund shares ("clients"). Such services and assistance may include, but are not limited to, establishment and maintenance of shareholder accounts and records, processing purchase and redemption transactions, automatic investment in Fund shares of client account cash balances, answering routine client inquiries regarding the Fund, assistance to clients in changing dividend options, account designations and addresses, and such other services as the Fund or ZKDI may reasonably request. ZKDI may also provide some of the above services for the Fund directly.

This Agreement applies to the three currently authorized series of shares of the Fund ("Portfolios"). These Portfolios are the "Money Market

Portfolio," the "Government Securities Portfolio" and the "Tax-Exempt
Portfolio."

ZKDI accepts such appointment and agrees during the term hereof to render such services and to assume the obligations herein set forth for the compensation herein provided. ZKDI shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that ZKDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of ZKDI to the Fund under this Agreement are not to be deemed exclusive, and ZKDI shall be free to render similar services or other services to others.

In carrying out its duties and responsibilities hereunder, ZKDI will, pursuant to separate administration services and selling group agreements ("services agreements"), appoint various Firms to provide administrative, distribution and other services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by ZKDI and not the Fund. ZKDI and not the Fund will be responsible for the payment of compensation to such Firms for such services.

ZKDI will use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable Federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund. The price the Fund shall receive for all shares purchased from the Fund shall be the net asset value used in determining the public offering price applicable to the sale of such shares.

2. ZKDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement of the Fund under the Securities Act (and related prospectus), as ZKDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, ZKDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have services agreements.

Shares of the Fund offered for sale or sold by ZKDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus relating to the sale of such shares except as departure from such prices shall be permitted by the rules and regulations of the Securities and Exchange Commission; provided, however, that any public offering price for shares of the Fund shall be the net asset value per share. The net asset value per share of each Portfolio of the Fund shall be determined in the manner and at the times set forth in the then current prospectus of the Fund relating to such shares.

ZKDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price of the Fund's shares, and neither ZKDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as ZKDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information which may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as ZKDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to ZKDI from time to time such information with respect to the Fund and its shares as ZKDI may reasonably request for use in connection with the sale of shares of the Fund.

5. ZKDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it as agent pursuant to this Agreement as may be required. At or prior to the time of issuance of shares, ZKDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as ZKDI may specify.

6. ZKDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. ZKDI will not make, or authorize any Firms or others to make, any short sales of shares of the Fund. ZKDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, ZKDI will in all respects conform to the requirements of all state and Federal laws and the Rules of Fair Practice of the National Association of Securities

Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by ZKDI or any employee, representative or agent of ZKDI. ZKDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given to ZKDI) which at the time in any way require, limit, restrict or prohibit or otherwise regulate any action on the part of ZKDI.

7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by ZKDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) and all taxes and fees payable to the Federal, state or other governmental agencies on account of the registration or qualification of securities issued by the Fund or otherwise. The Fund will also pay or cause to be paid expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. ZKDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with ZKDI) incident to the sale and distribution of the shares issued or sold hereunder including, without limiting the generality of the foregoing, all expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement, prospectus or report or other communication to shareholders in their capacity as such) and expenses of advertising in connection with such offering.

8. For the services and facilities described herein, the Fund will pay to ZKDI at the end of each calendar month a distribution services fee computed at an annual rate of 0.60 of 1% of the average daily net assets of the Money Market Portfolio and the Government Securities Portfolio and at an annual rate of 0.50 of 1% of the average daily net assets of the Tax-Exempt Portfolio. The fees shall be charged to each Portfolio of the Fund subject to this Agreement based upon the average daily net assets of such Portfolio and at the annual rate applicable to such Portfolio as provided above. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The net asset value of each Portfolio of the Fund shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

9. ZKDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid to the various Firms, the basis for any discretionary payments made to such Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

This Agreement shall become effective on the date hereof and shall continue
until               , 199 and shall continue from year to year thereafter with respect to each Portfolio, but only so long as such continuance is specifically approved for each Portfolio at least annually by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement.

This Agreement may not be amended to increase the amount to be paid to ZKDI for services hereunder without the vote of a majority of the outstanding voting securities of each Portfolio of the Fund. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

10. This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by ZKDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or (iii) a majority of the outstanding voting securities of a Portfolio.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of ZKDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. ZKDI will not use or distribute or authorize the use, distribution or dissemination by Firms or others in connection with the sale of the shares any statements, other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under Federal and state securities laws and regulations, and will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by ZKDI for recovery of that portion of the distribution services fees (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, ZKDI shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and the laws of The Commonwealth of Massachusetts.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supercedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and ZKDI have caused this Agreement to be executed as of the day and year first above written.

                                          CASH ACCOUNT TRUST

                                          By:
                                                 ----------------------------

                                          Title:
                                                 ----------------------------

ATTEST:

---------------------------------

Title:
       --------------------------

                                          ZURICH KEMPER
                                          DISTRIBUTORS, INC.

                                          By:
                                                 ----------------------------

                                          Title:
                                                 ----------------------------

ATTEST:

---------------------------------

Title:
       --------------------------

                                                                       EXHIBIT D

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to the Fund or its individual Portfolios. The proposed additions are underlined.

The Fund or Portfolio may not:

  MMP, GSP, AND TEP:

"Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO."

"Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO."

  MMP AND GSP:

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO."

"Purchase more than 10% of any class of securities of any issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO. All debt securities and all preferred stocks are each considered as one class."

  MMP:

"Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies; EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture."

  TEP:

"Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO. Municipal Securities and obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction."

"Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, EXCEPT THAT ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PORTFOLIO MAY BE INVESTED IN ANOTHER REGISTERED INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AND SUBSTANTIALLY SIMILAR INVESTMENT POLICIES AS THE PORTFOLIO. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer."

                                                                       EXHIBIT E

                        KEMPER FUNDS AND MANAGEMENT FEES

                                                                       EXHIBIT F

                          SCUDDER FUNDS AND FEE RATES

                                                                       EXHIBIT G

                               FEES AND EXPENSES

                                    MMP        GSP        TEP
                                  --------   --------   --------
Fiscal Year End.................  04/30/97   04/30/97   04/30/97
Management Fees Paid to ZKI.....
Effective Management Fee Rate...
Waived Management Fees and
  Expenses Absorbed by ZKI......
Shareholder Service Fees Paid by
  IFTC to ZKSC..................

[KEMPER FUNDS LOGO]
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

CASH ACCOUNT TRUST

FOR THE SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997

                              The signers of this proxy hereby appoint
                              Donald L. Dunaway and Stephen B. Timbers and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Special Meeting of Shareholders to be held December 3, 1997, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
CASH ACCOUNT TRUST

                             PLEASE VOTE PROMPTLY!

     Your vote is needed!  Please vote below and sign in the space provided.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

1.  To elect the following as trustees:                         For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) David W. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway,
    04) Robert B. Hoffman, 05) Donald R. Jones, 06) Shirley D. Peterson, 07) Daniel Pierce,
    08) William P. Sommers, 09) Edmond D. Villani


    -----------------------------------------------------------------------------------------
    To withhold authority to vote on any individual nominee(s), please print the number(s)
    on the line above.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                              For      Against     Abstain
    current fiscal year.                                         / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc. transferable to SKI).                     For      Against     Abstain
                                                                / /       / /         / /

4.  To approve a new Rule 12b-1
    distribution plan with Zurich                               For      Against     Abstain
    Kemper Distributors, Inc.                                   / /       / /         / /

5.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder                For      Against     Abstain
    fund structure.                                             / /       / /         / /

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.

        Signature(s) (All registered owners of accounts shown above must sign.
If signing for a corporation, estate or trust, please indicate your capacity or title.)


-------------------------------------  ----------      ----------------------------------------  ----------
 Signature [PLEASE SIGN WITHIN BOX]       Date                 Signature (Joint Owners)             Date

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